SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 6, 2003

WARWICK COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23293	06-1497903
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York	10990-0591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 986-2206

N/A

(Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits

         (c) Exhibits:

                     99.1 Presentation made at the Annual Meeting of Shareholders of Registrant May 6, 2003.

ITEM 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

              On May 6, 2003, the Registrant made the presentation attached to this report as Exhibit 99.1 at the Annual Meeting of Shareholders, which is incorporated herein by reference.

              This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: May 6, 2003	By: /s/ Fred G. Kowal Fred G. Kowal Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Made to Shareholders of Registrant dated May 6, 2003.